UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2007, CMS Enterprises Company ("Enterprises"), a wholly owned subsidiary of CMS Energy Corporation ("CMS Energy") signed a binding letter of intent ("LOI") with Lucid Energy LLC ("Lucid"). The LOI provides that Enterprises will sell substantially all of its Argentine assets and its northern Michigan non-utility gas gathering, processing and pipeline businesses for $180 million to Lucid, whose financial partners include Sociedad Argentina de Energia S.A., an Argentine company. The proposed sale, subject to negotiation and execution of a definitive purchase and sale agreement, is expected to close in the first half of 2007. See the News Release dated February 1, 2007, which is attached as Exhibit 99.1 for additional information.

The LOI provides Lucid an exclusivity period for negotiation through March 15, 2007. Lucid and Enterprises agree in the LOI that a definitive purchase and sale agreement will contain a number of customary representations and warranties and closing conditions found in similar transactions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976. The LOI also provides that under the definitive purchase and sale agreement Enterprises liability for breaches of representation and warranties will be capped at the amount of $25 million for those relating to the Argentine assets and $5 million for those relating to the Michigan businesses. The LOI will terminate upon the earlier of March 15, 2007 or the date upon which the parties determine that they will be unable to agree upon the terms of a definitive purchase and sale agreement.

A copy of the LOI is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 CMS Energy’s News Release dated February 1, 2007.
99.2 Letter of Intent dated January 31, 2007 between CMS Enterprises Company and Lucid Energy LLC.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K/A and Consumers’ Form 10-K for the Year Ended December 31, 2005 and as updated in CMS Energy’s and Consumers’ subsequently filed Forms 10-Q (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

February 1, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

February 1, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	CMS Energy's News Release dated February 1, 2007
99.2	Letter of Intent dated January 31, 2007 between CMS Enterprises and Lucid Energy LLC.